SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                         -----------------------------

                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        ------------------------------

 Date of Report (date of earliest event reported): May 29, 1996 (May 29, 1996)

                      Rockefeller Center Properties, Inc.
            (Exact name of registrant as specified in its charter)


        Delaware                     1-8971                  13-3280472
    -----------------           ----------------          -----------------
     (State or other            (Commission File          (I.R.S. Employer
     jurisdiction of                  Number)             Identification No.)
     incorporation)


     1270 Avenue of the Americas, New York, New York            10020
    -------------------------------------------------          -------
          (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code: (212) 698-1440






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Item 5.  OTHER EVENTS

         Rockefeller Center Properties, Inc. ("RCPI"), RCPI Holdings Inc. ("Parent"), RCPI Merger Inc. ("Sub"), Whitehall Street Real Estate Limited Partnership V ("Whitehall"), Rockprop, L.L.C. ("Rockprop"), David Rockefeller ("Mr. Rockefeller"), Exor Group S.A. ("Exor") and Troutlet Investments Corporation ("Troutlet", and together with Whitehall, Rockprop, Mr. Rockefeller and Exor, the "Investors") have entered into Amendment No. 3 dated as of May 29, 1996 ("Amendment No. 3 to the Merger Agreement") to the Agreement and Plan of Merger dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 12, 1996 and Amendment No. 2 thereto dated as of April 25, 1996 (as so amended, the "Merger Agreement"), among RCPI, Parent, Sub and the Investors. The principal changes to the terms of the Merger Agreement effected by Amendment No. 3 to the Merger Agreement are: (a) a change in the date after which, if the merger contemplated by the Merger Agreement has not theretofore been consummated, Parent or RCPI may terminate the Merger Agreement from May 31, 1996 to June 30, 1996 and (b) the addition of a commitment by Goldman Sachs Mortgage Company ("GSMC") to make available to RCPI an additional $8.7 million loan to enable RCPI to meet its cash needs in June. A conformed copy of Amendment No. 3 to the Merger Agreement is filed herewith as Exhibit 10.35 and the foregoing description of Amendment No. 3 to the Merger Agreement is qualified by reference thereto.

         RCPI and GSMC have entered into Amendment No. 3 dated as of May 29, 1996 ("Amendment No. 3 to the Supplemental Agreement") to the Supplemental Agreement dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 13, 1996 and Amendment No. 2 thereto dated as of April 25, 1996 (as so amended, the "Supplemental Agreement"), to the Loan Agreement dated as of December 18, 1994 by and among RCPI, the Lenders parties thereto and GSMC, as Agent thereunder. Amendment No. 3 to the Supplemental Agreement, among other things, provides that an additional $8.7 million will be made available to RCPI as a part of the GSMC Loans (as defined in the Merger Agreement) for the purposes, and subject to the terms and conditions, set forth therein, if the closing under the Merger Agreement has not occurred on or before May 31, 1996. A copy of Amendment No. 3 to the Supplemental Agreement is filed herewith as Exhibit 10.36 and the foregoing description of Amendment No. 3 to the Supplemental Agreement is qualified by reference thereto.









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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)    Exhibits

                   The following are being filed as exhibits to this Report:

        (10.35) Text of Amendment No. 3 dated as of May 29, 1996 to the Agreement and Plan of Merger dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 12, 1996 and Amendment No. 2 thereto dated as of April 25, 1996, among Rockefeller Center Properties, Inc., RCPI Holdings Inc., RCPI Merger Inc., Whitehall Street Real Estate Limited Partnership V, Rockprop, L.L.C., David Rockefeller, Exor Group S.A. and Troutlet Investments Corporation.

        (10.36) Text of Amendment No. 3 dated as of May 29, 1996 to the Supplemental Agreement dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 13, 1996 and Amendment No. 2 thereto dated as of April 25, 1996, between Rockefeller Center Properties, Inc. and Goldman Sachs Mortgage Company.









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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                      ROCKEFELLER CENTER PROPERTIES, INC.
                                 (Registrant)



                          By:        /s/ RICHARD M. SCARLATA
                                     -------------------------------
                          Name:      Richard M. Scarlata
                          Title:     President and Chief Executive Officer
                                     (Principal Financial Officer and
                                     Principal Accounting Officer)



Dated:   May 29, 1996






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                               INDEX TO EXHIBITS
                               -----------------
Exhibit
Number                    Description
- ------                    -----------

10.35 Text of Amendment No. 3 dated as of May 29, 1996 to the Agreement and Plan of Merger dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 12, 1996 and Amendment No. 2 thereto dated as of April 25, 1996, among Rockefeller Center Properties, Inc., RCPI Holdings Inc., RCPI Merger Inc., Whitehall Street Real Estate Limited Partnership V, Rockprop, L.L.C., David Rockefeller, Exor Group S.A. and Troutlet Investments Corporation.

10.36 Text of Amendment No. 3 dated as of May 29, 1996 to the Supplemental Agreement dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 13, 1996 and Amendment No. 2 thereto dated as of April 25, 1996, between Rockefeller Center Properties, Inc. and Goldman Sachs Mortgage Company.